Jim Gallogly, Chief Executive Officer
Karyn Ovelmen, Chief Financial Officer
Sergey Vasnetsov, SVP - Strategic Planning and Transactions
Doug Pike, VP - Investor Relations
Fourth-Quarter 2013 Earnings
January 31, 2014
Exhibit 99.2

Cautionary Statement
The statements in this presentation relating to matters that are not historical facts are forward-looking statements.
These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, the business cyclicality of the chemical, polymers and refining industries; the availability, cost and price volatility of raw materials and utilities, particularly the cost of oil, natural gas, and associated natural gas liquids; competitive product and pricing pressures; labor conditions; our ability to attract and retain key personnel; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, supplier disruptions, labor shortages, strikes, work stoppages or other labor difficulties, transportation interruptions, spills and releases and other environmental risks); the supply/demand balances for our and our joint ventures’ products, and the related effects of industry production capacities and operating rates; our ability to achieve expected cost savings and other synergies; legal and environmental proceedings; tax rulings, consequences or proceedings; technological developments, and our ability to develop new products and process technologies; potential governmental regulatory actions; political unrest and terrorist acts; risks and uncertainties posed by international operations, including foreign currency fluctuations; and our ability to comply with debt covenants and service our debt.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2012, which can be found at www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission’s website at www.sec.gov.
The illustrative results or returns of growth projects are not in any way intended to be, nor should they be taken as, indicators or guarantees of performance. The assumptions on which they are based are not projections and do not necessarily represent the Company’s expectations and future performance. You should not rely on illustrated results or returns or these assumptions as being indicative of our future results or returns.
This presentation contains time sensitive information that is accurate only as of the date hereof.  Information contained in this presentation is unaudited and is subject to change.  We undertake no obligation to update the information presented herein except as required by law.

Information Related to Financial Measures
We have included EBITDA in this presentation, which is a non-GAAP measure, as we believe that
EBITDA is a measure commonly used by investors. However, EBITDA, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. We calculate EBITDA as income from continuing operations plus interest expense (net), provision for (benefit from) income taxes, and depreciation & amortization. EBITDA should not be considered an alternative to profit or operating profit for any period as an indicator of our performance, or as an alternative to operating cash flows as a measure of our liquidity. See Table 9 of our accompanying earnings release for reconciliations of EBITDA to net income.
While we also believe that free cash flow (FCF) is a measure commonly used by investors, free cash flow, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. For purposes of this presentation, free cash flow means net cash provided by operating activities minus capital expenditures.

1,000
2,000
3,000
$4,000
2011 2012 2013
Highlights
EBITDA
(1)
($ in millions)
4
(1) EBITDA includes a pre-tax lower of cost or market inventory valuation adjustment of $71 million in the third quarter 2012 which reversed a charge in the second quarter of 2012, due to a recovery in market prices.
Income from Continuing Operations
($ in millions, except per share data)
FY 2013 FY 2012 FY 2011
EBITDA
(1)
$6,311 $5,808 $5,469
Income from Continuing Operations $3,860 $2,858 $2,472
Diluted Earnings ($ / share) from Continuing Operations $6.76 $4.96 $4.32
500
1,000
1,500
$2,000
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13

Health, Safety and Environmental Performance
1) Includes employees and contractors.
Safety - Injuries per 200,000 Hours
Worked
(1)
Indexed Environmental Incidents Indexed Process Incidents
5
0%
25%
50%
75%
100%
2009 2010 2011 2012 2013
0%
25%
50%
75%
100%
2009 2010 2011 2012 2013
0.00
0.15
0.30
0.45
0.60
2009 2010 2011 2012 2013

2013 Accomplishments
Record financial results, continued advancement made across the company
($ in millions)
1) Total stock return based on CapIQ dividend adjusted beginning and closing prices for 2012 and 2013.
6
Segment EBITDA 2011 EBITDA 2012 EBITDA 2013 EBITDA 2012 - 2013 Change 2012 - 2013 Change, %
Olefins & Polyolefins - Americas $2,137 $2,968 $3,573 $605 20%
Olefins & Polyolefins - EAI 865 548 839 291 53%
Intermediates & Derivatives 1,410 1,621 1,492 (129) -8%
Refining 977 481 182 (299) -62%
Technology 191 197 232 35 18%
Total $5,469 $5,808 $6,311 $503 9%

263
255
232
0
60
120
180
240
300
8.4
3.7
9.0
3.5
9.0
3.8
0
2
4
6
8
10
US EU
1) I&D volumes exclude oxyfuels
2) EU ethylene cash margins normalized to 2010 US margins. 2010 indexed margin is equal to 100%
3) Polyethylene and Polypropylene spreads indexed to 2010; 2010 indexed margins are equal to 100%
* 2013 average crude processing rate excluding the impact from Q1’13 turnaround
Key Volumes and Margins: 2011 - 2013
HRO Crude Oil Rates
Polyethylene Volumes Polypropylene Volumes
Maya 2-1-1 Spreads
Indexed Polyethylene
Spreads
(3)
Indexed Polypropylene
Spreads
(3)
Ethylene Volumes
Indexed Ethylene Cash
Margins
(2)
I&D Chemical
Volumes
(1)
MTBE Raw Material
Margin
MBPD
($/bbl)
billion lbs
billion lbs
billion lbs
billion lbs
(Cents/gal)
7
10.6
10.5 10.5
0
3
6
9
12
15
8.9
8.9
9.1
0
2
4
6
8
10
10.5
10.6
10.4
0
3
6
9
12
15
126
20
160
18
179
45
0
40
80
120
160
200
US EU
91
94
95
78
120
80
0
30
60
90
120
150
US EU
92 92
97
78
99
85
0
20
40
60
80
100
US EU
83
118
79
0
25
50
75
100
125
23
25
23
0
5
10
15
20
25
% %
%
253
(*)

200
400
600
800
$1000
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
FY 2013 EBITDA
Fourth Quarter 2013 and FY 2013 Segment EBITDA
Fourth Quarter 2013 EBITDA
($ in millions) ($ in millions)
8
750
1,500
2,250
3,000
$3,750
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology

$2,711
$8,384
$4,450
0
4,000
8,000
12,000
16,000
$20,000
May 2010
Beginning
Cash
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchases
Net Debt
Repayment
Other Dec 2013
Ending Cash
Balance
$2,732
$3,076
$4,450
0
2,000
4,000
6,000
8,000
$10,000
Jan 2013
Beginning
Cash
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchases
Net Debt
Borrowings
Other Dec 2013
Ending Cash
Balance
Cash Flow
1) Beginning and ending cash balances include cash and cash equivalents; 2) Includes  accounts receivable, inventories, and accounts payable; 3) Includes capital and maintenance turnaround spending.
(3) (2) (1)
($ in millions)
(2)
(1)
FY 2013 May 2010 – December 2013
(3) (1)

(1)
~ $8.4 billion in dividends and share repurchases since inception

3,671
6,435
1,949
0
3,750
7,500
11,250
$15,000
Source of Cash Use of Cash
Cash from Ops Capex Dividends Share Repurchases
0
400
800
1,200
$1,600
2011 2012 2013
Base Growth
1,500
3,000
4,500
$6,000
2011 2012 2013
Capex Free Cash Flow
10
Indexed Cash Fixed Cost (1)
Free Cash Flow (2)
Capital Expenditures
2011 – 2013 Cash Deployment
Key Financial Statistics
($ in millions)
($ in millions)
($ in millions)
1) Cash fixed costs include costs related to compensation, travel, insurance, third party services, maintenance, marketing, selling, and administration; 2) Free Cash Flow = net cash provided by operating activities –
capex
25%
50%
75%
100%
2008 2009 2010 2011 2012 2013
(Indexed to 2008)

Olefins & Polyolefins - Americas
Highlights and Business Drivers - 4Q’13

1) Source: quarterly average industry data from third party consultants; 2) The direction of the arrows reflects our underlying business metrics.

Olefins & Polyolefins - Europe, Asia, International
Highlights and Business Drivers - 4Q’13

1) Source: quarterly average data from third party consultants; 2) The direction of the arrows reflects our underlying business metrics.

0

45
4Q12 3Q13 4Q13 1Q14 E
Intermediates & Derivatives
Highlights and Business Drivers - 4Q’13
EBITDA
Propylene Oxide and Derivatives
•
Higher deicer sales
Intermediates
•
Lower styrene margins
•
Methanol restart
Oxyfuels
EBITDA Margin Volume
Performance vs. 3Q’13
($ in millions)
13
EU MTBE Raw Material Margins (per Platts)
(1)
(cents / gallon)
P-Glycol Raw Material Margins (per Chemdata)
(1)
(cents / lb)
1) Data represents quarterly average; 2) The direction of the arrows reflects our underlying business metrics.
100
200
300
400
$500
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13
0
40
80
120
4Q'12 3Q'13 4Q'13 Jan'14
(2)
• Seasonal volume and margin decline

Refining Highlights and Business Drivers - 4Q’13
1) Light Louisiana Sweet (LLS) is the referenced light crude. Data represents quarterly average; 2) The direction of the arrows reflects our underlying business metrics.
14

Projects Annual Potential Values & Completion Timeline 15 Annual Potential Value (1) ($ Million/ yr) 1) Annual potential values are based on LTM September 2013 industry benchmark margins.

– U.S. NGL advantage continues
– La Porte turnaround and expansion
scheduled to begin in late Q1’2014,
estimate ~ 80 days
– January Maya 2-1-1 crack spread ~
$28 per barrel
– Growth projects remain on schedule
• Polyethylene expansion project target
completion in 1Q’2014
Fourth-Quarter Summary and Outlook
– Continued strength in O&P –
Americas results
• Building inventory in preparation for
La Porte turnaround
– Business declines driven by
seasonal impacts such as
• Lower European polyolefin volumes
• Lower oxyfuels margins and
volumes
– Improved refining results
– Methanol project completion and
restart of operations
– Increased interim dividend by 20%
to $0.60 per share
Fourth-Quarter Summary Near-Term Outlook
16